UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
  FORM 8-K
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 6, 2019
 REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1900 Fifth Avenue North
Birmingham, Alabama 35203
(Address, including zip code, of principal executive office)
Registrant’s telephone number, including area code: (800) 734-4667
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).                                                         Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	RF	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
6.375% Non-Cumulative Perpetual Preferred Stock, Series A	RF PRA	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
6.375% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series B	RF PRB	New York Stock Exchange
Depositary Shares, each representing a 1/40th Interest in a Share of
5.700% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series C	RF PRC	New York Stock Exchange

Item 7.01    Regulation FD Disclosure.

On December 6, 2019, Regions Financial Corporation (“Regions”) announced it had priced its tender offer (the “Tender Offer”) to purchase for cash any and all of its 3.200% Senior Notes due 2021 (the “Notes”). The Tender Offer was made pursuant to an offer to purchase dated December 2, 2019 and related letter of transmittal and notice of guaranteed delivery, which set forth the terms and conditions of the Tender Offer (collectively, the “Tender Offer Documents”). A copy of the press release announcing the pricing for the Tender Offer is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 8.01    Other Events.

On December 6, 2019, Regions announced that as of 5:00 p.m. New York City time on that date (the “Expiration Time”), $740,120,000 of the $1,100,000,000 aggregate principal amount of outstanding Notes were validly tendered and not validly withdrawn. An additional $1,512,000 aggregate principal amount of outstanding Notes were tendered pursuant to the guaranteed delivery procedures described in the Tender Offer Documents. A copy of the press release announcing this event is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number    Description

99.1        Press Release announcing consideration for the Tender Offer, dated December 6, 2019.

99.2        Press Release announcing results of the Tender Offer, dated December 6, 2019.

104        The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:	/s/ Hope D. Mehlman
Name:	Hope D. Mehlman
Title:	Executive Vice President,
Chief Governance Officer,
Assistant General Counsel and
Assistant Corporate Secretary
Date: December 6, 2019